UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 7, 2024, Warner Music Group Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, a strategic restructuring plan (the “Plan”) designed to free up more funds to invest in music and accelerate the Company’s growth for the next decade. The Company is now filing this Amendment No.1 to the Original Form 8-K in order to amend and supplement the Company’s disclosure under Item 2.05 of the Original Form 8-K. The Original Form 8-K otherwise remains unchanged.

ITEM 2.05	COST ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Plan Estimates in Original Form 8-K

As disclosed in the Original Form 8-K, the Company expected the Plan to generate pre-tax cost savings of approximately $200 million on an annualized run-rate basis by the end of fiscal year 2025 and for the Company to incur total non-recurring pre-tax charges of approximately $140 million or approximately $105 million of total non-recurring after-tax charges. The expected pre-tax charges included approximately $85 million of severance payments and other related termination costs and approximately $55 million of non-cash impairment charges primarily in connection with the disposal or winding down of the Company’s non-core owned and operated media properties including the Company’s in-house advertising sales function (the “O&O Media Properties”). The Plan anticipated a reduction in headcount of approximately 600 or 10%, a majority of which were expected to be related to the O&O Media Properties, Corporate and various support functions.

As disclosed in the Original Form 8-K, the Company expected the majority of the charges associated with the Plan — approximately $120 million of total non-recurring pre-tax charges or approximately $90 million of total after-tax charges — to be incurred by the end of fiscal year 2024. The anticipated pre-tax charges included approximately $65 million in severance payments and other termination related costs and approximately $55 million in non-cash impairment charges primarily in connection with the disposal or winding down of the O&O Media Properties. The approximately $65 million of severance payments and other termination related costs were expected to be paid by the end of fiscal year 2025, with approximately $35 million of those payments and costs expected to be paid by the end of fiscal year 2024.

Revised Plan Estimates

As a result of ongoing implementation and evaluation of the Plan, the Company has revised certain estimates that were previously disclosed in the Original Form 8-K. The Company now expects the Plan to generate pre-tax cost savings of approximately $260 million, a significant majority of which will be achieved by the end of fiscal year 2025, and for the Company to incur total non-recurring pre-tax charges of approximately $210 million or approximately $135 million of total non-recurring after-tax charges. The now expected pre-tax charges include approximately $150 million of severance payments and other termination costs and $5 million of other non-cash charges, along with the unchanged amount of approximately $55 million of non-cash impairment charges primarily in connection with the disposal or winding down of the O&O Media Properties. The Company now anticipates a reduction in headcount of approximately 750 or 13%, a majority of which are still expected to be related to the O&O Media Properties, Corporate and various support functions.

The Company still expects the majority of the charges associated with the Plan — approximately $180 million of total pre-tax charges or approximately $115 million of total after-tax charges — to be incurred by the end of fiscal year 2024. The anticipated pre-tax charges in fiscal year 2024 are now expected to include approximately $125 million in severance payments and other termination costs and approximately $50 million in non-cash impairment charges primarily in connection with the disposal or winding down of the O&O Media Properties and $5 million of other non-cash charges. The significant majority of the approximately $150 million of severance payments and other termination costs are now expected to be paid by the end of fiscal year 2026, with approximately $30 million of those payments and costs now expected to be paid in fiscal year 2024 and approximately $85 million of those payments and costs now expected to be paid in fiscal year 2025.

The Company’s implementation and evaluation of the Plan are ongoing and could result in additional charges above the revised estimates.

This Item 2.05 contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to expected costs and expected cost savings. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events, including the expected completion timing of the Plan, could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts. In addition, the Company’s restructuring costs may be greater than anticipated and the headcount reductions may have an adverse impact on the Company’s business. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from the Company’s expectations. Please refer to the Company’s Form 10-K, Form 10-Qs and other filings with the U.S. Securities and Exchange Commission concerning factors that could cause actual results to differ materially from those described in the Company’s forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

Date: September 19, 2024	By:	/s/ Bryan Castellani
	Name:	Bryan Castellani
	Title:	Executive Vice President and Chief Financial Officer